UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

DIGITILITI, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date File:

September __, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Digitiliti, Inc. (“Digitiliti”), to be held on November 15, 2011, at 1:00 p.m., Central Daylight Time, at the offices of Digitiliti, Inc., located at 266 East 7th Street, St. Paul, Minnesota 55101. The enclosed Notice of Annual Meeting of Stockholders and the Proxy Statement describe the matters to be acted upon at the meeting. Following the formal portion of the meeting, we will review status of current operations and provide an opportunity for you to ask questions.

The Proxy Statement contains a more extensive discussion of each proposal, and therefore you should read the Proxy Statement carefully. The Board of Directors unanimously recommends that you vote “FOR” all proposals. Only stockholders of record at the close of business on September 16, 2011, are entitled to receive notice of and vote at the meeting.

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. If you attend the meeting, you may vote in person even if you have previously returned a proxy to us by mail.

Please see the Notice of Annual Meeting of Stockholders, the Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on November 15, 2011, the Proxy Statement and form of Proxy (collectively, the “Proxy Materials”) which follow this letter, as well as the 2010 Annual Report.

Sincerely,

/s/ Jack B. Scheetz
JACK B. SCHEETZ
Interim President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2011

To the Stockholders of Digitiliti Inc.:

The 2011 Annual Meeting of Stockholders of Digitiliti, Inc., a Delaware corporation (“Digitiliti”), will be held on November 15, 2011, starting at 1:00 p.m., Central Daylight Time, at our office located at 266 East 7th Street, St. Paul, MN 55101, for the following purposes:

1.	To elect four directors to serve until the next annual meeting of stockholders, and until their successors are duly elected and qualified;

2.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares from 135,000,000 to 200,000,000 shares and allocate the additional shares as common stock;

3.	To ratify the appointment of Malone and Bailey, LP to serve as independent registered public accounting firm for the year ending December 31, 2011; and

4.	To transact such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof, all in accordance with the accompanying Proxy Statement.

Our Board of Directors has chosen the close of business on September 16, 2011, as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof, all in accordance with the accompanying Proxy Statement.

A form of photo identification and, if not a record holder, proof of ownership of common stock, Series A Preferred Stock, or the Series B Convertible Preferred Stock of Digitiliti, or its predecessor, will be requested for admission to the 2011 annual meeting.

By Order of the Board of Directors,

/s/ William M. McDonald
WILLIAM M. McDONALD
Secretary

St. Paul, Minnesota
September --, 2011

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 15, 2011

In accordance with the Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing our proxy materials to our stockholders. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a notice with instructions for accessing the materials via the Internet and voting via mail. We believe this method of distribution will make the proxy distribution process more efficient and less costly.

The Notice of Annual Meeting of Stockholders, the Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on November 15, 2011, this Proxy Statement, the form of proxy, and our 2010 Annual Report will be available on or about October 4, 2011 at www.digitiliti.com/proxy2011. References to our Company website are not intended to and do not incorporate information found generally on our company website into the Proxy Statement.

To receive a paper copy of our proxy statement, form of proxy, and our 2010 Annual Report, stockholders must submit the request through one of the following methods on or before November 1, 2011:

By Internet: www.digitiliti.com/proxy2011
By telephone: 1-888-292-3396
By email: proxy2011@digitiliti.com -if requesting materials by email, please clearly identify the reports you are requesting and the name and address to which the materials should be sent.

There is no charge to request a paper copy of materials.

DIGITILITI, INC.

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 15, 2011

This Proxy Statement and related documents are furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock in connection with the annual meeting of stockholders to be held at our offices located at 266 East 7th Street, St. Paul, MN 55101, on November 15, 2011, at 1:00 p.m. CDT, subject to any adjournment or postponement thereof. The Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on November 15, 2011 and Notice of Annual Meeting of Stockholders will be mailed to stockholders starting on or about October 4, 2010. A form of photo identification and, if not a record holder, proof of ownership of common stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock of Digitiliti, Inc., or our predecessor Storage Elements, Inc., will be requested for admission to the 2011 annual meeting.

“Householding” of Proxy Materials

We may send only one copy of the Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on November 15, 2011 to eligible stockholders who share a single address unless we have instructions to the contrary from any stockholder at that address. This practice, known as “householding,” reduces printing and mailing costs. If you or another stockholder of record sharing your address would like to receive an additional copy of the Notice Regarding the Availability of Proxy Materials, we will promptly deliver it to you upon your request in one of the following manners:

•	By sending a written request by mail to:

William M. McDonald, Secretary
Digitiliti, Inc.
266 East 7th Street
St. Paul, MN 55101

•	By calling William M. McDonald, Secretary, at (651) 925-3220

•	By emailing a request to proxy2011@digitiliti.com

If you are receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting William McDonald at (651) 925-3220.

VOTING AND REVOCABILITY OF PROXIES

Record Date and Share Ownership
Owners of record of shares of our common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock at the close of business on September 16, 2011 will be entitled to vote at the annual meeting or adjournments or postponements thereof. As of the close of business on September 16, 2011, there were outstanding 67,942,250 shares of common stock, 668,720 shares of Series A Convertible Preferred Stock and 420,000 Series B Convertible Preferred Stock, which are the only classes of securities of the Company entitled to vote at the annual meeting (all such shares being referred to herein as the “shares” and all holders thereof being referred to as our “stockholders”). Each share of common stock is entitled to one vote. Each share of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock is entitled to five votes, and will vote together as a single class with the holders of common stock. There is no cumulative voting for the election of directors.

We will make available a list of holders of record of our common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock as of the close of business on September 16, 2011 for inspection during normal business hours at our offices, 266 East 7th Street, St. Paul, MN 55101, for ten (10) business days prior to the annual meeting. This list will also be available at the annual meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of our securities, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be Held on November 15, 2011
The Company is making proxy materials for the annual meeting available over the Internet. Therefore, the Company is mailing to its stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. The notice is entitled “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 15, 2011.” All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on this notice.

Voting Shares
At least ten (10) days following the Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on November 15, 2011, stockholders will receive a Proxy card and postage-paid return envelope. Stockholders can ensure that their shares are voted at the annual meeting by signing, dating and returning the Proxy in the return envelope. All proxies are to be submitted either by mail or in person at the annual meeting. If shares are held in street name, such stockholders will receive instructions from their broker, bank or other nominee that they must follow to have their shares voted.

All properly executed written proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the annual meeting in accordance with the instructions of the stockholder. Below is a list of the different votes stockholders may cast at the annual meeting pursuant to this solicitation.

In voting on the election of directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified, stockholders may vote in one of the following ways:

1	in favor of a nominee, or
2	withhold vote as to a nominee.

In voting on (i) approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares from 135,000,000 to 200,000,000 shares and allocate such additional shares as common stock, and (ii) the ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2011, stockholders may vote in one of the following ways:

1	in favor of the proposal,
2	against the proposal, or
3	abstain from voting on the proposal.

Stockholders should specify their choice for each matter on the proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR the approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares from 135,000,000 to 200,000,000 shares and allocate such additional shares as common stock, and FOR the ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2011.

In addition, if other matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy will vote in accordance with their best judgment with respect to such matters. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. We do not currently know of any other matters to be presented at the annual meeting.

Revocability
A stockholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the annual meeting, by giving our Secretary a written notice bearing a later date than the proxy or by giving a later dated proxy. Attendance at the annual meeting will not in itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to our Secretary, William McDonald, at Digitiliti, Inc., 266 East 7th Street, St. Paul, MN 55101.

Quorum
A quorum must be present at the annual meeting. According to our bylaws, the holders of a majority of the outstanding shares entitled to vote at the annual meeting, represented in person or by proxy, constitutes a quorum. If a stockholder has returned valid proxy instructions or attends the annual meeting in person, that stockholder's shares will be counted for the purpose of determining whether there is a quorum, even if the stockholder wishes to abstain from voting on some or all matters introduced at the annual meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is present.

Required Vote
A plurality of the votes cast is required for the election of the directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes “for” or “withheld” affect the outcome. Abstentions are not counted for purposes of the election of directors.

Approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares from 135,000,000 to 200,000,000 shares and allocate such additional shares as common stock will require the affirmative vote of a majority of the voting power of our common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock entitled to vote at the annual meeting of stockholders. For this proposal, abstentions and broker non-votes will have the effect of a vote against this proposal.

Approval of the ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2011 will require the affirmative vote of a majority of the votes cast at the annual meeting, either in person or by proxy, assuming a quorum is present. For this proposal, abstentions and broker non-votes will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote.

Attending the Meeting
If you were a stockholder as of the close of business on September 16, 2011, you may attend the annual meeting in person.  However, if your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Expenses of Solicitation
The expense of solicitation of proxies will be borne by us. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the annual meeting. Proxies may also be solicited by certain of our directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers, banks and nominees who hold shares in their name to furnish our proxy material to beneficial owners of the shares and will reimburse such brokers, banks and nominees for their reasonable out-of-pocket expenses in so doing.

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the annual meeting. If other matters properly come before the annual meeting, it is the intention of the person(s) named in the enclosed Proxy to vote thereon in accordance with his/their best judgment.

FINANCIAL STATEMENTS

Our consolidated financial statements for the year ended December 31, 2010 are included in our 2010 Annual Report to stockholders. Copies of the 2010 Annual Report will be available on our website on or about October 1, 2011 and will be sent to our stockholders upon request. The annual report does not form any part of the material for the solicitation of proxies.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Pursuant to the applicable rules under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2012 proxy statement. Proposals by stockholders intended to be included in our 2012 proxy statement must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act and must be submitted in writing to our Secretary no later than April 11, 2012, or a reasonable time before we begin to print and mail our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules and to review applicable provisions in our bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of September 16, 2011 regarding beneficial ownership of our common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock by (i) each person known to us to beneficially own more than 5% of our common stock or Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all the directors and named executive officers as a group. Except as otherwise indicated, each stockholder named has sole voting and investment power with respect to such stockholder's shares.

Name and Address of Beneficial Owner (1)	Title of Class	Aggregate Number of Beneficially Owned Shares (2)(3)		Percent of Class(2)(3)(4)	Combined Percent of Voting Power (4)(5)
		Common(4)	Preferred
William McDonald, CFO	Common Stock	528,868(6)		*	*
	Series A Convertible Preferred Stock		—	—%
Kedar R. Belhe, Director	Common Stock	1,466,964(10)		2.1%	2.33%
	Series A Convertible Preferred Stock		28,367	3.77%
David F. Dalvey	Common Stock	0(6)		*	*
Kent E. Lillemoe	Common Stock	0(7)		*	*
Jack B. Scheetz	Common Stock	510,000(8)		*	*
All Directors and Executive Officers as a group (6 people)	Common Stock	2,505,832		53.68%	5.79%
	Series A Convertible Preferred Stock		28,367	3.77%

* Indicates less than 1%

(1)	All of these individuals share the same business address: 266 East 7th Street, St. Paul, MN 55101.

(2)
Based on 67,942,250 shares of our common stock outstanding, 668,720 shares of our Series A Convertible Preferred Stock and 420,000 Series B Convertible Preferred Stock outstanding as of September 16, 2011.

(3)
The number of outstanding shares of common stock in footnote 2 excludes shares of our common stock underlying outstanding convertible securities, including outstanding convertible debt, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, and underlying outstanding options, warrants and other rights to purchase shares of common stock. In addition, the number of shares of common stock assumes that all of the stockholders of our predecessor, Storage Elements, Inc. have exchanged their respective shares of Storage Elements for shares of our common stock pursuant to the merger between Digitiliti and Storage Elements effective August 17, 2007 (the “Storage Merger”).

(4)	Includes outstanding stock options and warrants that are exercisable within sixty days of September 16, 2011, in accordance with Rule 13d-3(d) under the Exchange Act.

(5)	Based on one vote per share of common stock, five votes per share of Series A Convertible Preferred Stock and five votes per Series B Convertible Preferred Stock.

(6)
Includes 465,603 shares of common stock issuable upon exercise of outstanding options, to the extent exercisable within 60 days of September 16, 2011. This total also includes 63,265 shares acquired issued in lieu of repayment of a short term loan provided by Mr. McDonald to the Company.

(7)	Includes 225,000 shares of common stock issuable upon an outstanding option that is not presently exercisable.

(8)	Includes 225,000 shares of common stock issuable upon an outstanding option that is not presently exercisable.

(9)
Includes: (a) 360,000 shares of common stock issuable upon exercise of outstanding warrants, to the extent exercisable within 60 days of September 16, 2011, and (b) 150,000 shares of common stock issuable upon exercise of an outstanding option, to the extent exercisable within 60 days of September 16, 2011.

(10)
Includes: (a) 187,500 shares of common stock issuable upon exercise of an outstanding option, to the extent exercisable within 60 days of September 16, 2011; and (b) 325,000 shares of common stock issuable upon exercise of outstanding and fully-vested warrants.

PROPOSAL 1

ELECTION OF DIRECTORS

Our stockholders are asked to act upon a proposal to elect the director nominees. Our Board of Directors is presently composed of four directors. The term of the current directors will expire at the annual meeting. The four nominees for election to the Board of Directors are the current members of our Board of Directors: Kedar R. Belhe, Kent E. Lillemoe, David F. Dalvey and Jack B. Scheetz. Each director is to serve until the next annual meeting of our stockholders and until his or her successor has been duly elected and qualified, or until the director's earlier death, resignation or termination. All the nominees have indicated a willingness to serve if elected.

Should a nominee become unable to serve for any reason, or for good cause will not serve, our Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate a substitute nominee, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee or nominees.

Vote Required
In order to approve this proposal, the affirmative vote of a plurality of the shares represented at the annual meeting, in person or by proxy, assuming a quorum is present, must be received in favor of this proposal.

Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the election of the director nominees.

Cumulative voting does not apply in the election of directors. Proxies may not be voted for a greater number of persons than the director nominees.

Recommendation of our Board of Directors

Our Board of Directors recommends a vote FOR the director nominees to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Nominees for Director

Biographical and other information concerning our directors and the director nominees for election at the annual meeting is set forth below.

Name	Age	Positions	Board Member Since
Jack B. Scheetz	64	Director, Interim President and Chief Executive Officer,	Joined Board June 29, 2011
Kedar R. Belhe	49	Director, Chair of the Compensation Committee, Member Audit and Finance Committee, Member of the Governance and Nominating Committee	May 2009
Kent E. Lillemoe	52	Director, Chair of the Audit and Finance Committee, Member of the Compensation Committee, Member of the Governance and Nominating Committee	Joined Board August 24, 2011
David F. Dalvey	53	Director, Chair of the Governance and Nominating Committee, Member of the Audit and Finance Committee, Member of the Compensation Committee	Joined Board July 1, 2011

Jack B. Scheetz. Mr. Scheetz was appointed as the interim President and Chief Executive Officer of the Company and as a member of the Board of Directors on June 29, 2011. Mr. Scheetz previously was the Principal and President of JS Consulting Group, a business transformation consulting company, from December 1994 through June 2011. From January 2004 until January 2007, he served as the Corporate Vice President of Information Technology and Human Resources for Pemstar, Inc. (Nasdaq: PMTR), a precision electronics contract manufacturing company. Pemstar was acquired by Benchmark Electronics (NYSE: BHE) in January 2007. From May 1978 to November 1994, he served as Engagement Manager with IBM Consulting Group, a part of International Business Machines Corporation (NYSE: IBM), a computer and intellectual property company, where he handled management and technical assignments in finance, pricing, business planning, product development, marketing and strategic planning. Mr. Scheetz received a Masters Degree in Business Administration from the University of Minnesota and a BA Degree in Accounting and Business Administration from the Winona State University.

Mr. Scheetz was nominated for election to our Board of Directors because of his expertise in business management, planning, product development and pricing, sales and marketing.

Kedar R. Belhe. Mr. Belhe was Senior Director of Business Development at St. Jude Medical (NYSE: STJ), a medical device company, at its AF Division from 2004 to 2007 and at the CV Division from 2007 to 2008. At the CV Division, Mr. Belhe was responsible for mergers and acquisitions and technology licensing transactions. At the AF Division, he was responsible for technology strategy planning. He led several initiatives of technology integration within the acquired businesses, as well as technology partnerships with major external companies. Mr. Belhe was Senior Director of Technology Development at St. Jude's Daig Division from 1999 to 2004. Mr. Belhe is founder and current President of Metamodix, a medical device startup company focused on metabolic disorders. He has expertise in technical, financial and strategic assessment of high-technology value opportunities. He earned a Bachelor of Science degree in Chemical Engineering from the University of Bombay, India and a PhD in Chemical Engineering from Washington University in St. Louis. He also earned a Master of Business Administration degree from Washington University in St. Louis. Mr. Belhe also serves on the boards of Metamodix, Inc. and WF Industries, Inc., both private companies.

Mr. Belhe was nominated for election to our Board of Directors because of his specific experience and proven expertise in product development and in raising capital.

Kent E. Lillemoe. Mr. Lillemoe was appointed to our board on August 24, 2011, by the unanimous vote of our board to fill a vacancy. Mr. Lillemoe has extensive senior level executive experience serving as Chief Financial Officer of MinuteClinic, Inc., a “retail healthcare” company integrating affordable healthcare solutions into consumer lifestyles from January 2006 through April 2009, serving as Chief Financial Officer and Corporate Secretary of Envoy Medical Corporation, a start-up medical technology company focused on developing a fully-implantable device for the hearing impaired from January 2003 through November 2005, and serving as Founder, Director and Chief Operating Officer of Avanti Optics Corporation, a start-up technology company focused on developing high-speed processes and equipment for manufacturing optical components from June 2000 through January 2003. Mr. Lillemoe currently serves on numerous corporate boards of directors, including Exos Medical Corporation, Mobi, LLC and Fargo Electronics. Mr. Lillemoe also serves as an Advisor to the Board of Directors for Vast Enterprises and Finnegans, Inc. Mr. Lillemoe holds an Executive Masters of Business Administration from Stanford University and a Masters of Business Administration in Finance from the University of Minnesota. Mr. Lillemoe graduated from the University of South Dakota with a Bachelors of Science degree in accounting and has a Certificate of Public Accountant (inactive status).

Mr. Lillemoe was nominated for election to our Board of Directors because of his extensive financial background and senior level executive experience.

David F. Dalvey. Mr. Dalvey was elected as a director to the Board of Directors on July 1, 2011. Mr. Dalvey has over 30 years of corporate board experience, with over twelve of those years attributed to public, SEC regulated companies. Mr. Dalvey has significant expereince as a board director/advisor to several publically-traded companies including Navarre Corporation (Nasdaq: NAVR), NatureVision (Nasdaq: NRVN), August Technology (Nasdaq: AUGT), Health Fitness Corporation (Nasdaq: HFIT) and currently serves as an independent Director and Audit Committee member of The Blue Rock Market Neutral Fund LP, an SEC registered hedge fund. Mr. Dalvey also served as a director to several private businesses including Definity Health Inc., AppTec Laboratory Services Inc., chf Solutions Inc., Gentra Systems Inc. and Agiliti, Inc. Mr. Dalvey's director qualifications include his experience advising and building growth businesses and investment portfolios, his understanding of corporate finance, merger, acquisition and divestiture transactions, and his experience with and understanding of capital markets and the management of liquidity transactions for portfolio company investments. Mr. Dalvey has significant investment banking and equity investment experience with two venture capital firms, two national investment banks and two national commercial banking institutions working primarily with growth oriented technology businesses.

Mr. Dalvey was nominated for election to our Board of Directors because of his extensive public company knowledge and experience, as well as his substantial knowledge of corporate finance, capital markets, investment bank and equity background and prior involvement with growth oriented technology businesses.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES

Leadership Structure

Given the recent election of Messrs Scheetz, Lillemoe and Dalvey to the Board of Directors, the Company has not chosen parties to fill a Chairmanship or Lead Director position. Yet, the Board of Directors meets on a monthly basis, which provides an effective management structure with adequate checks and balances with company management to evaluate performance, address conflicts of interest and guide the Board of Director process.

Board Composition During 2010

During 2010, the Board of Directors was comprised of Roy Bauer (as Chairman), Rick Rickenbach, Karen Gilles Larson, Kedar Belhe and Ehssan Taghizadeh. Below is a table reflecting the dates of services for these directors, their independence and dates of resignations.

Director	Date Elected to the Board	Date Resigned from the Board	Board Member Independence	Committee Assignment
Roy A. Bauer	Aug. 2008	April 21, 2011	No
Rick Rickenbach	Sept. 2009	July 22, 2011	Yes	Compensation Committee Governance and Nominating Committee
Karen Gilles Larson	May 2009	July 1, 2011	Yes	Governance and Nominating Committee (Chair) Audit Committee
Kedar Belhe	May 2009		Yes	Compensation Committee (Chair) Governance and Nominating Committee (Chair) Audit Committee
Benno G. Sand	Sept. 2009	Aug. 24, 2011	Yes	Audit Committee (Chair) Compensation Committee

The resignation of Roy A. Bauer, Rick Rickenbach, Karen Gilles Larson and Benno G. Sand did not involve any disagreements with the Company.

Director Independence

Our Board of Directors has determined that two of our four current directors-Messrs. Belhe and Lillemoe-are independent under the applicable standards of the Nasdaq Stock Market, and each member of our Audit and Finance Committee is independent pursuant to Rule 10A-3 of the Securities and Exchange Act of 1934.

Board Meetings

Our Board of Directors held six regularly scheduled meetings and two special meetings during 2010, and acted by unanimous written consent in lieu of a meeting eight times, as permitted by the applicable state law, during 2010. During 2010, all directors attended 75% or more of the meetings of the Board of Directors and committees to which they were assigned.

In order to control expenses, and in light of the fact that very few stockholders attend our annual or special meetings of stockholders in person, we do not require directors to attend stockholder meetings. Our directors are invited, and frequently one or more of our directors is in attendance at such meetings. At the 2010 annual meeting of stockholders, all five of our then acting directors were present.

We have a standing Audit and Finance Committee, Compensation Committee and Corporate Governance and Nomination Committee, each of which is more fully described below.

Committees

Audit and Finance Committee.

The Board of Directors established an Audit and Finance Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit and Finance Committee currently consists of Board members Kedar R. Belhe, David F. Dalvey and Kent E. Lillemoe, with Mr. Lillemoe serving as chair of the committee since August 25, 2011. Committee members Messrs. Lillemoe and Belhe are independent as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and as defined by the Sarbanes-Oxley Act of 2002. Our Board of Directors has determined that we have three Audit and Finance Committee financial experts as defined in Item 407(d)(5)(ii) of Regulation S-K: Messrs. Lillemoe, Belhe and Dalvey.

The committee was established for the purpose of overseeing our accounting and financial reporting and disclosure processes and the audits of our financial statements. The committee recommends for approval by our Board of Directors an independent registered public accounting firm to audit our consolidated financial statements for the fiscal year in which they are appointed, and monitors the effectiveness of the audit effort, the internal and financial accounting organization and controls and financial reporting. The duties of the committee are also to oversee and evaluate the independent registered public accounting firm, to meet with the independent registered public accounting firm to review the scope and results of the audit, to approve non-audit services provided to us by our independent certified public accountants, and to consider various accounting and auditing matters related to our system of internal controls, financial management practices and other matters. The committee complies with the provisions of the Sarbanes-Oxley Act of 2002. A copy of the Audit and Finance Committee charter is available on our website at www.digitiliti.com.

The Audit and Finance Committee commonly meets at least quarterly to review and approve the financial reports and to discuss accounting, reporting and internal control matters, and other pertinent matters as they arise. The Audit and Finance Committee also discusses auditing issues via telephone conference and during regularly scheduled Board meetings, as appropriate, after which time the conversations are incorporated into Board's minutes. The committee held five meetings during 2010.

Compensation Committee.

The Board of Directors established a Compensation Committee. The Compensation Committee currently consists of Board members Kent E. Lillemoe, David F. Dalvey, and Kedar R. Belhe, who serves as Chair. Messrs. Lillemoe and Belhe are independent as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and as defined by the Sarbanes-Oxley Act of 2002.

The committee was established for the purpose of overseeing that the executive officers of Digitiliti and its wholly owned subsidiary, Storage Elements, and directors of Digitiliti are compensated effectively in a manner consistent with the compensation strategy of Digitiliti, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Compensation Committee sets all levels of compensation for the executive officers. For executive officers other than the CEO, this committee reviews, analyzes and makes a determination of compensation based on recommendations from the CEO. Determinations are based on criteria which include the performance of Digitiliti's accomplishment of key financial and strategic objectives, and the successful development of management. This committee is responsible for conducting an assessment of the performance of the Chief Executive Officer at least annually, reviewing and approving Digitiliti's variable pay plans, overseeing any incentive compensation and equity-based compensation plans for employees, review and approve employment agreements or severance agreements and other duties as may be assigned. A copy of the Compensation Committee charter is available on our website at www.digitiliti.com.

The committee has the authority to delegate any of its responsibilities to one or more subcommittees made up solely of Board members as the committee may from time to time deem appropriate. The committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the committee to attend any meetings and to provide such pertinent information as the committee may request. The committee did not engage compensation consultants during the year 2010 to determine or recommend the amount or form of executive and director compensation. The committee has read consultant reports prepared for similar companies and has spoken with experts regarding compensation in the past.

This committee commonly meets prior to Board meetings, pending pertinent agenda items. This committee also discusses compensation issues via telephone conference and during regularly scheduled Board meetings, after which time the conversations are incorporated into Board's minutes. The committee held four meetings during 2010.

Corporate Governance and Nomination Committee.

The Board of Directors established a Corporate Governance and Nomination Committee. The Corporate Governance and Nomination Committee currently consists of Board members Kent E. Lillemoe, Kedar R. Belhe, and David F. Dalvey, who serves as Chair. Messrs. Lillemoe and Belhe are independent as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and as defined by the Sarbanes-Oxley Act of 2002. The current slate of director nominees were recommended to the Corporate Governance and Nomination Committee by our Chief Executive Officer, security holders and independent investment advisors.

The committee was established for the purpose of overseeing the identification, evaluation, and nomination of Board members for election. The committee also has the responsibility for evaluating the performance of the Board and Board committees. The committee oversees all matters of corporate governance. Currently, the committee submits nominations for election to fill vacancies on the Board to the entire Board of Director for its consideration. A copy of the Corporate Governance and Nomination Committee charter is available on our website at www.digitiliti.com.

Our goal is to assemble a Board of Directors that brings together a diverse variety of perspectives and skills derived from high quality business and professional experience. In evaluating potential directors, the committee considers the following factors:

•	the appropriate size of our Board of Directors;

•	our needs with respect to the particular talents and experience of our directors;

•
the knowledge, skills and experience of nominees, including experience in desirable vertical markets such as financial, legal, medical or education or public companies, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Director;

•	educational and practical experience;

•	familiarity with the information technology industry; and

•	the desire to balance the benefit of continuity with the periodic injection of a fresh perspective that can be provided by new Board members.

This committee meets at least twice a year, and holds additional meetings when pertinent matters arise. This committee also discusses governance issues via telephone conference and during regularly scheduled Board meetings, after which time the conversations are incorporated into the Board's minutes. The committee held four meetings during 2010.

Qualifications of Candidates for Election to the Board

Our Board of Directors takes a critical role in guiding our strategic direction, and it oversees the management of us. When candidates for our Board of Directors are considered, they are evaluated based upon various criteria. Director candidates for our Board of Directors are considered for vacant seats if they (i) are independent, in accordance with applicable law and stock exchange listing standards, (ii) demonstrate high ethical standards, professionalism, and integrity in their personal and professional dealings, (iii) are willing to commit themselves to their duties as members of our Board of Directors and its various committees and to their responsibilities to us, (iv) possess the appropriate knowledge and understanding of fundamental financial statements, (v) have substantial relevant business and technological experience, (vi) provide a diverse set of skills, backgrounds and experiences in order to provide varying perspectives, (vii) have no identified conflicts of interest with us, (viii) have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection, and (ix) are willing to comply with our code of ethics. We retain the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

Process for Identifying and Evaluating Candidates for Election to the Board

The role of the Corporate Governance and Nomination Committee is to review the qualifications and backgrounds of any candidates for our Board of Directors, its current members, as well as the overall composition of the Board. In the case of any director candidates, the questions of independence and financial expertise are important to determine what roles the candidate can perform, and the Corporate Governance and Nomination Committee will consider whether the candidate meets the applicable independence standards and the level of the candidate's financial expertise. Any new candidates will be interviewed, and the Corporate Governance and Nomination Committee will approve the final nominations. Our chairman of the Board, or other Board members, acting on behalf of the Corporate Governance and Nomination Committee, will extend the formal invitation to the selected candidates.

Stockholder Nominations

Stockholders may nominate director candidates for consideration by the Corporate Governance and Nominating Committee by writing to our Secretary, who will forward the nomination to the chairman of the Corporate Governance and Nominating Committee. The submission must provide the candidate's name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer's business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Corporate Governance and Nominating Committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.” The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Corporate Governance and Nominating Committee and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the Corporate Governance and Nominating Committee then will deliberate and make a decision as to whether the candidate will be appointed and subsequently submitted to our stockholders for a vote. The Corporate Governance and Nominating Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, on the basis of whether the candidate was recommended by a stockholder.

Executive Sessions of the Board

Our Board of Directors has adopted a formal policy of meeting in executive session, with only independent directors being present, on a regular basis and at least two times each year. The Board of Directors met in executive session six times during 2010.

Stockholder Communications

Our Board of Directors believes that it is important for us to have a process whereby our stockholders may send communications to our Board. Accordingly, stockholders who wish to communicate with our Board of Directors or a particular director may do so by sending a letter to William M. McDonald, Secretary, at 266 East 7th Street, St. Paul, MN 55101. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of our Board of Directors or only certain specified individual directors. Mr. McDonald copies all such letters and circulates them to the appropriate director or directors.

DIRECTOR COMPENSATION

Below is the compensation received by members of our Board of Directors in 2010, except that the compensation for Roy A. Bauer (former director and chairman), and Ehssan Taghizadeh (former director, CEO and executive officer) are disclosed under the section titled “Executive Compensation.”

DIRECTOR COMPENSATION FOR FISCAL YEAR 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (5)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kedar R. Belhe (1)		52,632	$721				$721
Karen Gilles Larson (2)(6)	—	52,632	$721	—	—	—	$721
R.M.Rickenbach (3)(7)	—	52,632	$721	—	—	—	$721
Benno G. Sand (4)(8)	—	52,632	$721	—	—	—	$721

(1)
On October 14, 2010, Mr. Belhe was granted a five-year option to purchase 5,000 shares of our common stock, exercisable at $0.22 per share, and vests over a period of twelve months based on his continued service as a director. On November 12, 2010, Mr. Belhe was issued 52,632 shares of common stock in lieu of cash compensation for services render during 2010 as a non-employee director for the Company.

(2)
On October 14, 2010, Ms. Gilles Larson was granted a five-year option to purchase 5,000 shares of our common stock, exercisable at $0.22 per share, and vests over a period of twelve months based on his continued service as a director. These options were forfeited on July 1, 2011, the date of Ms. Gilles larson's resignation. On November 12, 2010, Ms. Larson was issued 52,632 shares of common stock in lieu of cash compensation for services render during 2010 as a non-employee director for the Company.

(3)
On October 14, 2010, Mr. Rick Rickenbach was granted a five-year option to purchase 5,000 shares of our common stock, exercisable at $0.22 per share, and vests over a period of twelve months based on his continued service as a director. These options were forfeited on July 22, 2011, the date of Mr. Rickenbach's resignation. On November 12,2010, Mr. Rickenbach was issued 52,632 shares of common stock in lieu of cash compensation for services render during 2010 as a non-employee director for the Company.

(4)
On October 14, 2010, Mr. Sand was granted a five-year option to purchase 5,000 shares of our common stock, exercisable at $0.22 per share, and vests over a period of twelve months based on his continued service as a director. These options were forfeited on August 24, 2011, the date of Mr. Sand's resignation. On November 12, 2010, Mr. Sand was issued 52,632 shares of common stock in lieu of cash compensation for services render during 2010 as a non-employee director for the Company.

(5)	The value of the stock options is calculated in accordance with FASB ASC Topic 718.

(6)	On July 1, 2011, Ms. Gilles Larson resigned from the board of directors of the Company.

(7)	On July 22, 2011, Mr. Rickenbach resigned from the board of directors of the Company.

(8)	On August 24, 2011, Mr. Sand resigned from the board of directors of the Company.

Recently elected Board members, Messr Scheetz, Lillemoe and Dalvey did not earned any compensation from the Company during 2011.

EXECUTIVE OFFICERS

As of the date of this report, each of the persons below currently serves as one of our executive officers:

Name	Age	Positions	Officer Since
Jack B. Scheetz	64	Interim President and Chief Executive Officer	Appointed as President & CEO June 2010
William M. McDonald	47	Chief Financial Officer and Secretary	April 2008

The following is a summary of the background and business experience of our executive officers other than Mr. Scheetz (whose background and business experience is described in connection with his status as a director):

William M. McDonald. Mr. McDonald has over 25 years experience in public accounting. Having assumed the position of Controller in June 2007, the Company promoted him to the position of Chief Financial Officer in April 2008. Prior to joining Digitiliti, Mr. McDonald held a senior level position in the Commercial Loan division of North Star bank in St. Paul, Minnesota, and served as Chief Financial Officer for Kath Fuel Oil Co. Mr. McDonald holds a Public Accounting certificate (inactive status), as well as a degree of Juris Doctor from William Mitchel College of Law.

EXECUTIVE COMPENSATION

The following table provides information relative to compensation paid to each person who served as a named executive officer anytime during the fiscal years ended December 31, 2009 and December 31, 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation ($)	All Other Compen‑ sation ($)	Total ($)
Roy A. Bauer, CEO	12/31/10 12/31/09	$131,250 $175,000 (2)	0 $10,000(3)	0 0	$109,998 (5) $240,053 (4)	0 $40,000 (3)	0 0	0 0	$241,246 $465,053 0
Ehssan Taghizadeh, Former CEO, Director and Executive Officer(6)	12/31/2010	$44,708	—	—	$105,524(6)	—	—	—	$150,232
William McDonald, CFO	12/31/10 12/31/09	$103,053 $84,977	0 0	0 0	0 0	0 0	0 0	0 12,879 (7)	$103,053 $97,856

(1)	The value of the stock options and warrants are calculated in accordance with FASB ASC Topic 718.

(2)
Under the terms of his employment agreement, Mr. Bauer was paid an annual salary of $175,000. In 2009, $131,222.85 of his salary was paid in common stock of Digitiliti, or 656,249 shares, at $0.20 per share, pursuant to the terms of his employment agreement. Starting October 1, 2009, his agreement provided that his salary would be payable monthly half in cash ($7,291.67) and half in shares of common stock at $.20 per share (36,458 shares). The price at which the shares were issued to Mr. Bauer in 2009, as described above, was above the fair market value of the shares on each date the shares were issued.

(3)
Under the terms of his employment agreement, Mr. Bauer was granted a one time performance bonus of $50,000, earned if Mr. Bauer was Chief Executive Officer of Digitiliti on December 31, 2009. A portion of the bonus, $10,000, was paid to Mr. Bauer in 2010 pursuant to his request. However, we are still obligated to pay Mr. Bauer the remaining $40,000.

(4)
On February 6, 2009, Mr. Bauer was granted a ten-year option (valued at $25,836) to purchase 225,000 shares of our common stock, exercisable at $0.385 per share, and vests over a period of three years based on his continued service as a director. Under the terms of his employment agreement, Mr. Bauer was granted a signing bonus of a ten-year warrant (valued at $82,432) to purchase 500,000 shares of our common stock at $0.20 per share (which was above the market value of our stock at the time of grant), vested in full. In addition, if Mr. Bauer achieved various performance goals by certain dates in 2010, Mr. Bauer would be granted three additional warrants to purchase: 250,000 shares at $0.35 per share (valued at $44,313) that were met by Mr. Bauer's performance, 250,000 shares at $0.50 per share (valued at $43,736) that were not met by Mr. Bauer's performance and 250,000 shares at $.50 per share (valued at $43,736) that were not met by Mr. Bauer's performance. Two of the warrant incentives were not granted due to the performance goals not being achieved by the deadline, but one warrant incentive is still outstanding.

(5)
On October 14, 2010, citing Mr. Bauer's exceptional service to the Company under extremely difficult circumstances, Mr. Bauer was granted 500,000 warrants to purchase the Company's common stock at $.22 per share (valued at $109,998).

(6)
Under the terms of his employment agreement. Mr. Taghizadeh was paid an annual salary of $185,000. In addition, the terms of Mr. Taghizadeh's employment agreement included the grant of options on October 14, 2010 to purchase 600,000 shares of the Company's common stock that have a five-year life and a $.22 per share exercise price (valued at $105,524). Also, Mr. Taghizadeh was granted an option exercisable on December 31, 2011, provided Mr. Taghizadeh is still employed by the Company on that date, to purchase 600,000 shares of the Company' common stock reflecting a five-year term and an exercise price equal to the fair market value on the date of grant. On June 29, 2011, Mr. Taghizadeh employment with the Company was terminated resulting in a $117,500 payment to Mr. Taghizadeh under the terms of a Separation Agreement.

(7)
In 2009, we paid McDonald Professional Services $3,850. McDonald Professional Services is owned by William M. McDonald, and the amount paid represents fees for professional services rendered during the year.

Executive Employment Arrangements with Named Executive Officers

On October 30, 2009, we entered into an employment agreement with Roy A. Bauer, our former Chief Executive Officer. Under this agreement, we agreed to pay Mr. Bauer an annual base salary of $175,000; a one-time performance bonus of $50,000 based on Mr. Bauer continuing to be our Chief Executive Officer on December 31, 2009; signing bonus of a fully-vested, five-year warrant to purchase 500,000 shares of our common stock, exercisable at $0.20 per share. In addition, contingent on achieving certain performance goals in 2010, we agreed to issue Mr. Bauer three warrants to purchase 250,000 shares of our common stock each. Conditions for two of the warrants were not met within the required deadlines, and so were not issued. The last warrant, conditioned on building management capabilities and implementing an orderly CEO transition plan by December 31, 2010, would be exercisable at $.50 per share if issued. The agreement also provided that Mr. Bauer's salary from February 9, 2009 through September 30, 2009 would be paid in shares of our common stock (546,875 shares) based on $0.20 per share, and that from October 1, 2009 onward, his monthly salary would be payable half in cash and half in shares of common stock, based on $0.20 per share. On October 4, 2010, Mr. Bauer resigned as the President and Chief Executive Officer of the Company, yet retained the position of Chairman of the Board of Directors throughout the remainder of 2010. And October 14, 2010, citing Mr. Bauer's exceptional service to the Company under extremely difficult circumstances, Mr. Bauer was granted 500,000 warrants to purchase the Company's common stock at $.22 per share (valued at $109,998).

We do not have a formal employment agreement or arrangement with William M. McDonald, our Chief Financial Officer.

Severance Arrangements with Named Executive Officers

On June 29, 2011, Ehssan Taghizadeh resigned as the President and Chief Executive Officer of the Company and as a member of the Board of Directors. In connection with his resignation as an officer, the Company entered into a separation agreement with Mr. Taghizadeh, whereby the Company agreed to pay amounts owed to him under his employment agreement, including bonuses previously granted but unpaid, and to grant him a five-year warrant to purchase up to 200,000 shares of common stock at an exercise price of $0.06 per share (“Separation Agreement”). Under the terms of the Separation Agreement, Mr. Taghizadeh agreed to a discounted payment, that a portion of the payment will be paid with 597,129 shares in lieu of cash.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

OUTSTANDING EQUITY AWARDS AT YEAR END 2010

The following table provides information as of December 31, 2010 regarding unexercised stock options, stock awards that have not vested and equity incentive plan awards for each person who served as a named executive officer during the year ended December 31, 2010.

Option Awards (1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Vested Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Roy A. Bauer	175,000 ---- ---- ----	50,000(2) ---- ---- ----	---- 250,000(3) 250,000(4) 250,000(5) 500,000(6)	$0.385 $0.35 $0.50 $0.50 $.022	02/06/2019 ----(3) ----(4) ----(5) ----(6)	---- ---- ---- ---- ----	---- ---- ---- ---- ----	---- ---- ---- ---- ----	---- ---- ---- ---- ----
Ehssan Taghizadeh	---- ---- 200,000(7)	200,000(7) 200,000(7) ----	---- ---- ----	$0.21 $0.21 $0.21	12/31/2012(7) 12/31/2011(7) 12/31/2010(7)	---- ---- ----	---- ---- ----	---- ---- ----	---- ---- ----
William McDonald	133,340(8) 150,000(9) 9,224 (10) 13,836 (11) 27,671 (12)	16,660(8) 0(9) 40,776 (10) 36,164 (11) 22,329(12)	---- ---- ---- ---- ----	$0.35 $0.35 $0.08 $0.08 $0.08	04/17/2018 07/23/2017 05/31/2014 05/31/2013 05/31/2012	---- ---- ---- ---- ----	---- ---- ---- ---- ----	---- ---- ---- ---- ----	---- ---- ---- ---- ----

(1)	None of our named executive officers exercised options in 2010

(2)	The option vests as to 6,250 additional shares each month until it is fully vested on August 31, 2011.

(3)
Under Mr. Bauer's employment agreement, if the commercial launch of Pyramid occured no later than March 31, 3010, Mr. Bauer would receive a warrant to purchase 250,000 shares of our common stock. This condition was not met within the time frame, and the warrant was not issued to Mr. Bauer.

(4)
Under Mr. Bauer's employment agreement, if we raised a minimum of $3,000,000 of additional capital by June 30, 2010, Mr. Bauer would receive a warrant to purchase 250,000 shares of our common stock. This condition was not met within the time frame, and the warrant was not issued to Mr. Bauer.

(5)
Under Mr. Bauer's employment agreement, having successfully implemented enhanced management capabilities and implementing an orderly CEO transition plan by December 31, 2010, Mr. Bauer was awarded a warrant to purchase 250,000 shares of our common stock.

(6)
On October 14, 2010, citing Mr. Bauer's exceptional service to the Company under extremely difficult circumstances, Mr. Bauer was granted 500,000 warrants to purchase the Company's common stock at $.22 per share (valued at $109,998).

(7)	Under the terms of his employment agreement. Mr. Taghizadeh was granted options on October 14, 2010 to purchase

600,000 shares of the Company's common stock that have a five-year life and a $.22 per share exercise price (valued at $105,524).

(8)	The option became fully vested on April 30, 2011.

(9)	The option became fully vested on July 31, 2010.

(10)	The option vests as to approx. 1,300 additional shares each month until it is fully vested on May 31. 2014.

(11)	The option vests as to approx. 2,100 additional shares each month until it is fully vested on May 31, 2013.

(12)	The option vests as to approx. 4,200 additional shares each month until it is fully vested on May 31, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of our fiscal year 2010, there has not been, and there is not currently proposed any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets as of December 31, 2010 and 2009 and in which any related person, including any current director, executive officer, holder of more than 5% of our capital stock, or entities affiliated with them, had a material interest.

Our Audit and Finance Committee's charter requires review of any proposed related party transaction, conflicts of interest and any other transaction for which independent review is necessary or desirable to achieve the highest standards of corporate governance. It is also our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment, to obtain approval by our Board of Directors prior to our entering into any such transaction. During the 2010, there have not been any related party transactions or proposed related party transactions which were not reviewed and approved by our Board of Directors.

Code of Conduct

On May 1, 2009, the Board of Directors approved a Code of Conduct which applies to our president, chief executive officer, chief accounting officer or controller and any other person who performs similar functions for us. The Code of Conduct was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and is available on our website at www.digitiliti.com. The Audit and Finance Committee of our Board of Directors is responsible for overseeing the Code of Conduct. Our Board of Directors must approve any waivers of the Code of Conduct.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission, and to furnish copies of all such reports to us.

Based solely on review of the copies of such forms furnished to us, the following Section 16(a) filings for our executive officers and directors were not timely filed for transactions that occurred during 2010. transaction; Ehssan Taghizadeh, 1 filing for 1 transaction.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES
FROM 135,000,000 TO 200,000,000 SHARES AND
ALLOCATE THE ADDITIONAL SHARES AS COMMON STOCK

Our stockholders are asked to act upon a proposal to amend our Certificate of Incorporation, as amended, to increase the number of shares that the Company is authorized to issue from 135,000,000 to 200,000,000, and allocate such additional shares as common stock. A form of the Certificate of Amendment to our Certificate of Incorporation incorporating the amendment proposed in this Proposal 2 is attached to this Proxy Statement as Annex A.

Our Certificate of Incorporation currently authorizes us to issue up to 135,000,000 shares, whereby 100,000,000 shares have been allocated as common stock, 1,200,000 shares have been allocated as Series A Convertible Preferred Stock and 2,000,000 shares have been allocated to Series B Convertible Preferred Stock, with 6,800,000 shares have been allocated as undesignated preferred stock. As of September 16, 2011, we had outstanding 67,942,250 shares of common stock and 668,720 shares of Series A Convertible Preferred Stock and 420,000 shares of Series B Convertible Preferred Stock. Our Board of Directors believes the proposed increase in the authorized number of shares and allocating such shares as common stock is necessary to provide the Company with the flexibility to meet business and compensation needs as they arise, to take advantage of favorable opportunities and to respond to a changing environment.

The additional shares of common stock would be available for issuance from time to time and for such purposes as the Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or regulations. There are no current plans for use of the additional shares. However, the additional shares could be utilized for additional stock issuances, retirement of indebtedness, employee benefit programs, corporate business combinations or other corporate purposes. In addition, the Board of Directors believes that an increase in the number of authorized shares would provide the Company with the ability to issue such additional new shares of common stock should a business opportunity be presented in the future.

This amendment and the authorization of additional shares of common stock will not alter the current number of issued shares or change the relative rights and limitations of the shares of outstanding common stock or preferred stock. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, any issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of stock of the Company. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of stock of the Company. However, the actual effect on the holders of outstanding stock cannot be ascertained until any additional shares of common stock are issued in the future.

Vote Required
In order to approve this proposal, the affirmative vote of a majority of the voting power of our common stock and Series A Convertible Preferred Stock and Series B Convertible Preferred Stock entitled to vote at the annual meeting of stockholders must be received in favor of this proposal.

Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares from 135,000,000 shares to 200,000,000 shares and allocate the additional shares as common stock.

Recommendation of Our Board of Directors
Our Board of Directors recommends a vote FOR approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares from 135,000,000 shares to 200,000,000 shares and allocate the additional shares as common stock.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF
MALONE AND BAILEY, LP
AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee has appointed Malone and Bailey, LP (“Malone and Bailey”) to serve as our independent registered public accounting firm for the year ending December 31, 2011, subject to ratification by our stockholders. Malone and Bailey has audited our consolidated financial statements for the years ended December 31, 2008, 2009 and 2010. Lurie Besikof Lapidus & Company, LLP (“Lurie Besikof”) previously served as our independent registered public accounting firm and audited our consolidated financial statements for the year ended December 31, 2007. Our stockholders are asked to act upon a proposal to ratify the appointment of Malone and Bailey as our independent registered public accounting firm for the year ending December 31, 2011.

A representative of Malone and Bailey is expected to be present at the annual meeting, by telephone, and will have an opportunity to make a statement if he or she so desires. The Malone and Bailey representative will also be available to respond to appropriate questions from stockholders.

Audit and Non-Audit Fees
During the fiscal years 2010 and 2009, fees for services provided by Malone and Bailey were as follows:

	2010	2009
Audit Fees	$64,000	$86,445
Audit-Related Fees (review of registration statements and other SEC filings)	$53,500	$66,775
Tax Fees (tax-related services, including income tax advice regarding income taxes within the United States)	$2,375	—
All Other Fees	—	—
Total Fees	$119,875	$153,220

None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Compatibility of Fees
The Audit and Finance Committee of the Board of Directors has considered whether the provision of the services described above is compatible with maintaining the independent registered public accounting firms' independence and has concluded that the services did not interfere with the independent registered public accounting firms' independence.

Pre-Approval Policies and Procedures
The Audit and Finance Committee has a policy for the pre-approval of audit services, requiring its prior approval for all audit and non-audit services provided by our independent registered public accounting firms. Our independent registered public accounting firms may not provide certain prohibited services. The Audit and Finance Committee's prior approval must be obtained before the scope or cost of pre-approved services is increased.

Consistent with these policies and procedures, the Audit and Finance Committee approved all of the services rendered by Malone and Bailey and during fiscal years 2010 and 2009, as described above.

Vote Required
In order to approve this proposal, the affirmative vote of a majority of the votes cast at the annual meeting, in person or by proxy, must be received in favor of this proposal.

Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2011.

Recommendation of Our Board of Directors
Our Board of Directors recommends a vote FOR ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2011.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The following Audit and Finance Committee Report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that we specifically incorporate it by reference into such filing.

The Audit and Finance Committee oversees our financial reporting process on behalf of our Board of Directors. The committee is comprised of three directors. The committee is currently governed by our Audit and Finance Committee charter. A copy of the charter is available on our website at www.digitiliti.com. Otyher than messr. Dalvey, all of the Audit and Finance Committee members are independent within the meaning of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, and are “independent,” as that term is defined in Section 10A of the Exchange Act. Management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. In fulfilling its responsibilities, the committee reviewed the financial statements in the quarterly reports on Form 10-Q and the Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of our financial reporting and controls.

The committee reviewed with our independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of our financial reporting and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the matters required to be discussed by the statement on Auditing Standards No.61, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the committee has discussed with the independent registered public accounting firm the auditors' independence from management and us, including the matters in the registered public accounting firm's written disclosures and the letter required by the applicable requirements of the PCAOB. Furthermore, the committee has considered whether the provision of non-audit services by the independent registered public accounting firm for the fiscal year ended December 31, 2010, is compatible with maintaining their independence.

The committee also discussed with our independent registered public accounting firm the overall scope and plans for its audit. At least once a quarter, the committee meets with members of the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC. The committee has appointed Malone and Bailey, LP to serve as our principal independent public accountants for the year ending December 31, 2011.

Management is responsible for our financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The committee's responsibility is to monitor and review these processes. It is not the committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the committee may not be, and, except for our Audit and Finance Committee financial experts, do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles and on the independent registered public accounting firm's report on our financial statements. The committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee's considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with U.S. generally accepted auditing standards or that our independent accountants are in fact “independent.”

In addition to the responsibilities discussed in the preceding paragraphs, the committee's responsibilities include reviewing significant accounting policies, policy decisions and changes, along with significant accounting, reporting and operational issues. The committee also reviews corporate policies and significant instances (if any) of the lack of compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct or fraud. The committee is responsible for the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting, review and approval of the annual internal audit plan and reports of the internal audit function and the establishment of procedures to receive, retain and treat complaints and whistle-blower information regarding questionable accounting or auditing matters.

The committee is pleased to submit this report to the stockholders with regard to the above matters.

Kent E. Lillemoe, Chair
Kedar R. Belhe
David F. Dalvey

The form of proxy and this proxy statement have been approved by our Board of Directors and are being mailed and delivered to stockholders by its authority.

/s/ Jack B. Scheetz
JACK B. SCHEETZ
Chief Executive Officer and President

Saint Paul, Minnesota
September __, 2011

PROXY
FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD NOVEMBER 15, 2011

This Proxy is solicited on behalf of the Board of Directors of Digitiliti, Inc. (“Digitiliti”).

The undersigned, revoking all prior proxies, hereby appoints Jack B. Scheetz and William M. McDonald, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock of Digitiliti of record in the name of the undersigned at the close of business on September 16, 2011 at the Annual Meeting of Stockholders to be held on November 15, 2011 at 1:00 p.m., Central Daylight Time, at the primary office of Digitiliti located at 266 East 7th Street, St. Paul, Minnesota, or any adjournment thereof, upon matters listed below. I authorize the proxy to vote as his discretion may dictate on the transaction of such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Digitiliti, Inc., 266 East 7th Street, St. Paul, MN 55101, attention: William M. McDonald.
.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 15, 2011: The Notice, Proxy Statement, 2011 Annual Report and form of Proxy will be available at www.digitiliti.com/proxy2011 beginning on or about October 4, 2011.

Proposal No. 1:

The Board of Directors recommends that you vote “For” the following director nominees.

Election of the following to the Board of Directors until the next annual meeting and until their successors are duly elected and qualified:

For All _____    Withhold All _____ For all Except _____

)	Jack B. Scheetz

)	Kent E. Lillemoe

)	Kedar R. Belhe

)	David F. Dalvey

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) above.

The Board of Directors recommends you vote FOR the following proposal(s):

Proposal No. 2:

To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares from 135,000,000 to 200,000,000 shares and allocate the additional shares as common stock.

_____ For      _____ Against       ____ Abstain

Proposal No. 3:

To ratify the appointment of Malone and Bailey, LP to serve as independent registered public accounting firm for the year ending December 31, 2011.

_____ For      _____ Against       ____ Abstain
When signing as attorney, executor, administrator, trustee, or other fiduciary, please give full title as such. Joint owner should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Print Name of Stockholder Number of Shares

Signature of Stockholder [SIGN WITHIN BOX]                Date
_____________________________________________________________________________________________

_____________________________________________________________________________________________

Signature of Joint Owner (if any) [SIGN WITHIN BOX]            Date
_____________________________________________________________________________________________

_____________________________________________________________________________________________

6313230v2

ANNEX A
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF DIGITILITI, INC.

Digitiliti, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by changing the paragraph numbered “Fourth” so that, as amended, said paragraph shall be and read in its entirety as follows:

“The aggregate number of shares that the corporation shall have authority to issue is 200,000,000 shares, divided into two classes: 190,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share.  The Board of Directors has the right to set the series, classes, rights, privileges and preferences of the preferred or any class or series thereof, by amendment hereto, without shareholder approval, as provided in the General Corporation Law of the State of Delaware or as hereafter amended.”

2. Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held, on November 15, 2011 upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

3. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Secretary as of the ____ day of ______________, 2011.

By:
Title:
Name: